SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          January 13, 2014
                           Date of Report
                 (Date of Earliest Event Reported)

                HEYU LEISURE HOLIDAYS CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                 CLOUD RUN ACQUISITION CORPORATION
(Former Name of Registrant as Specified in its Charter)

Delaware                     000-55068                   46-3601223
(State or other        (Commission File Number)         (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)

                     No. 56 Halaman Bukit Gambir 9
                        Sunway Bukit Gambier
                   11700 Gelugor, Penang, Malaysia
            (Address of Principal Executive Offices)

                          215 Apolena Avenue
                  Newport Beach, California 92662
            (Former Address of Principal Executive Offices)

                      +6-012-470-5688
              (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On January 14, 2014 Heyu Leisure Holidays Corporation (formerly Cloud Run Acquisition Corporation) (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 100% of the total outstanding 1,000,000 shares of common stock as follows:

               1,000,000 Ban Siong Ang

     With the issuance of the 1,000,000 shares of stock and the redemption of 20,000,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On January 13, 2014 the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 20,000,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $2,000.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on September 30, 2013 as amended and supplemented by the information contained in this report.

    The Registrant intends to operate and manage budget hotels chains in China. The Company intends that it will develop its business plan through the acquisition or business combination with an existing private company in China or otherwise through growth and development of its projects. No agreements have been executed and if the Registrant makes any acquisitions, mergers or other business combination, it will file a Form 8-K.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

    On January 13, 2014, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On January 13, 2014, James McKillop resigned as the Registrant's vice president and director.

    On January 13, 2014, Ban Siong Ang was named the director of the
Registrant.

    On January 13, 2014, the following individuals were appointed to the offices of the Registrant as listed below:

              Ban Siong Ang        Chief Executive Officer

    Ban Siong Ang began his career at Bursa Stock Exchange in Malaysia.
Mr. Ang has been involved in hotels and property development and management in China as a consultant since 2006. He founded the HEYU group of companies in Hong Kong and China in 2010. Mr. Ang received his Bachelor Degree in Information Technology from the University of Southern Queensland, Australia and received his Masters of Business Administration and Doctor of Business Administration degrees from Ansted University. Mr. Ang holds several professional memberships in the United Kingdom. With his background in the hotel and property development and management field and his education, HEYU believes Mr. Ang to have the experience and knowledge that will serve the Registrant in managing and development the hotel chain business successfully.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                   HEYU LEISURE HOLIDAYS CORPORATION


Date: January 14, 2014            Ban Siong Ang
                                  Chief Executive Officer